UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson A. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

Semi-Annual

Shareholder Report

2012

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

This page has been intentionally left blank.

Contents of Report

Page 1	Shareholder Letter

Exhibit 1	Portfolio Transactions During the Period From January 1, 2012
Pages 2 – 3	through June 30, 2012

Exhibit 2	Selected Historical Financial Information
Pages 4 – 5

Page 6	Expense Example

Page 7	Allocation of Portfolio Holdings

Pages 8 – 20	Financial Statements

Pages 21 – 25	Additional Disclosures

IMPORTANT NOTICES

Opinions expressed are those of Edson L. Bridges III and are subject to change.  They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general.  The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in a specific index.

Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding.

P/E is a valuation ratio of a company’s current share price compared to its per-share earnings.

Consensus earnings growth is the current consensus of Wall Street analysts’ forecasts for future earnings growth for the S&P 500 Index.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete information on holdings in the Fund.

This report must be preceded or accompanied by a Prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

July 11, 2012
Dear Shareholder:

Bridges Investment Fund had a total return of -5.50% in the second quarter of 2012, which lagged the -2.75% total return for the S&P 500 and the -4.02% total return for the Russell 1000 Growth Index over the same period.  For the twelve month period ended June 30, 2012, the Fund had a total return of 5.43% versus 5.45% for the S&P 500 and 5.76% for the Russell 1000 Growth Index.  For the three year period ended June 30, 2012, the Fund had an average annual total return of 13.66% versus 16.40% for the S&P 500 and 17.50% for the Russell 1000 Growth Index.  For the five year period ended June 30, 2012, the Fund had an average annual total return of 1.28% versus 0.22% for the S&P 500 and 2.87% for the Russell 1000 Growth Index.  For the ten year period ended June 30, 2012, the Fund had an average annual total return of 4.83% versus 5.33% for the S&P 500 and 6.03% for the Russell 1000 Growth Index.  The Fund’s expense ratio is 0.89%.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance stated above.  Performance data current to the most recent month end may be obtained by calling 866-934-4700.

During the second quarter, we sold BHP Billiton and Rackspace Hosting, and trimmed Amazon.

We also added to our positions in Accenture, Baidu, Celgene, Cognizant Technology, eBay, McDonalds, Priceline, and Qualcomm; while BlackRock was a new position.

After a strong first quarter, stocks declined in the second quarter due to investor concerns about European sovereign debt defaults and a slowing in the pace of the U.S. economic recovery.  Investors scrambled to reduce risk by selling relatively more economically sensitive stocks and increasing exposure to bonds.  The S&P 500 reached a high of 1422 early in April, bottomed at 1266 on June 4, and finished the quarter at 1362, up from 1257 at year end.

We believe equities remain attractively valued.  The S&P 500 currently trades at about 13.0x estimated 2012 earnings of $104 per share, and 11.6x estimated 2013 earnings of $117 per share, versus long term historic P/E multiples of 15-16x.

We believe the Fund’s portfolio holdings are also attractively valued.  The Fund’s portfolio ended the second quarter trading at 13.8x estimated 2012 earnings and 12.0x estimated 2013 earnings.  The Fund’s companies are estimated to grow their earnings at 12-13% annually over the next three to five years, versus consensus earnings growth of 5-7% for the S&P 500.

We expect continued equity market volatility during the second half of 2012, but we remain constructive on the outlook for the Fund’s portfolio.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 1, 2012 THROUGH JUNE 30, 2012
Unaudited

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Accenture PLC	3,000	18,000
Baidu, Inc. – ADR	5,000	5,000
BlackRock, Inc.	2,500	2,500
Celgene Corporation	12,000	12,000
Cognizant Technology Solutions Corporation	5,000	15,000
DIRECTV – Class A	5,000	30,000
The Walt Disney Co.	20,000	20,000
EMC Corp.	10,000	65,000
eBay, Inc.	5,000	20,000
General Electric Co.	5,000	60,000
MSCI Emerging Markets Index Fund	20,000	20,000
Johnson Controls, Inc.	15,000	15,000
McDonald’s Corp.	4,000	17,000
Microsoft Corp.	30,000	30,000
Priceline.com, Inc.	500	2,500
QUALCOMM, Inc.	7,000	47,000
Schlumberger Ltd.	6,000	22,000
Tiffany & Co.	2,000	12,000
Watson Pharmaceuticals, Inc.	7,000	7,000

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 1, 2012 THROUGH JUNE 30, 2012
(Unaudited)

		Sold or	Held After
	Securities	Exchanged	Transactions
	Common Stock Unless	$1,000 Par	$1,000 Par
	Described Otherwise	Value (M)	Value (M)
		or Shares	or Shares

	Allergan, Inc.	5,000	10,000
	Amazon.com, Inc.	1,000	3,500
	Anadarko Petroleum Corp.	4,000	20,000
	Apple Inc.	1,000	11,000
	BHP Billiton Ltd. – ADR	15,000	—
	Carnival Corporation	30,000	—
	Eaton Corporation	10,000	40,000
	Emerson Electric Co.	20,000	—
	Google, Inc.	500	4,000
	Mastercard, Inc.	300	10,700
1	MBNA Corp.
	7.50 % due 3/15/2012	250,000	—
	McDonalds Corporation	2,000	13,000
	Perrigo Company	6,000	6,000
	Praxair, Inc.	1,000	7,000
	Rackspace Hosting, Inc.	20,000	—
2	Reynolds American Inc. Sr. Secured Notes
	7.25% due 06/01/12	250,000	—
	Roper Industries, Inc.	3,000	12,000
	Schlumberger, Ltd.	2,000	20,000
	Target Corporation	20,000	—
	Visa Inc. Class A	2,000	13,000
	Watson Pharmaceuticals, Inc.	7,000	—

1	Matured at Par on 3/15/2012
2	Matured at Par on 6/01/2012

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Year End Statistics – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—
12-31-09	67,435,343	2,303,377	29.28	.17	—
12-31-10	75,014,486	2,307,301	32.51	.126	—
12-31-11	73,779,028	2,266,478	32.55	.1586	—

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Current Six Months Compared to Same Six Months in Prior Year – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
06-30-11	$77,853,396	2,310,574	$33.69	$.06	$—
06-30-12	79,224,905	2,242,474	35.33	.08	—

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

JUNE 30, 2012
(Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2012 – June 30, 2012).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2012 –
	January 1, 2012	June 30, 2012	June 30, 2012
Actual	$1,000.00	$1,087.80	$4.47
Hypothetical (5% return before expenses)	1,000.00	1,020.58	4.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

JUNE 30, 2012
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$70,455,552
Corporate Bonds	1,709,976
Exchange Traded Funds	5,805,800
Short Term Investments	1,321,071
Total	$79,292,399

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2012
(Unaudited)

Title of Security	Shares	Cost	Value

COMMON STOCKS – 88.92%

Amusement, Gambling, and Recreation Industries – 1.22%
The Walt Disney Co.	20,000	$803,830	$970,000

Beverage and Tobacco Product Manufacturing – 4.63%
Altria Group, Inc.	25,000	$478,400	$863,750
PepsiCo, Inc.	15,000	657,954	1,059,900
Philip Morris International, Inc.	20,000	685,363	1,745,200
		$1,821,717	$3,668,850
Chemical Manufacturing – 3.02%
Allergan, Inc.	10,000	$412,855	$925,700
Perrigo Co.	6,000	460,237	707,580
Praxair, Inc.	7,000	663,592	761,110
		$1,536,684	$2,394,390
Clothing and Clothing Accessories Stores – 0.80%
Tiffany & Co.	12,000	$800,941	$635,400

Computer and Electronic Product Manufacturing – 15.46%
Apple, Inc. (a)	11,000	1,283,012	6,424,000
EMC Corp. (a)	65,000	1,595,462	1,665,950
QUALCOMM, Inc.	47,000	1,985,832	2,616,960
VeriFone Systems, Inc. (a)	25,000	1,003,604	827,250
Waters Corp. (a)	9,000	472,047	715,230
		$6,339,957	$12,249,390
Couriers and Messengers – 2.15%
FedEx Corp.	10,000	$688,396	$916,100
United Parcel Service, Inc.	10,000	671,348	787,600
		$1,359,744	$1,703,700
Credit Intermediation and Related Activities – 5.98%
Capital One Financial Corp.	50,000	$1,579,084	$2,733,000
Wells Fargo & Co.	60,000	1,444,348	2,006,400
		$3,023,432	$4,739,400
Food Services and Drinking Places – 2.91%
McDonald’s Corp.	17,000	$1,254,746	$1,505,010
Starbucks Corp.	15,000	561,001	799,800
		$1,815,747	$2,304,810
Health and Personal Care Stores – 2.96%
Express Scripts Holding Co. (a)	42,000	$850,873	$2,344,860
Heavy and Civil Engineering Construction – 1.44%
Chicago Bridge & Iron Co.	30,000	$1,025,126	$1,138,800

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2012
(Unaudited)

Title of Security	Shares	Cost	Value

COMMON STOCKS (Continued)

Insurance Carriers and Related Activities – 2.10%
Berkshire Hathaway, Inc. – Class B (a)	20,000	$678,649	$1,666,600

Leather and Allied Product Manufacturing – 0.55%
NIKE, Inc.	5,000	$424,432	$438,900

Machinery Manufacturing – 5.54%
Caterpillar, Inc.	23,000	$1,379,092	$1,952,930
General Electric Co.	60,000	793,288	1,250,400
Roper Industries, Inc.	12,000	547,802	1,182,960
		$2,720,182	$4,386,290
Nonstore Retailers – 2.07%
Amazon.com, Inc. (a)	3,500	$565,147	$799,225
eBay, Inc. (a)	20,000	656,836	840,200
		$1,221,983	$1,639,425
Oil and Gas Extraction – 5.30%
Anadarko Petroleum Corp.	20,000	$1,335,558	$1,324,000
Apache Corp.	20,000	1,502,797	1,757,800
Chesapeake Energy Corp.	60,000	1,649,239	1,116,000
		$4,487,594	$4,197,800
Other Information Services – 3.65%
Baidu, Inc. – ADR (a)	5,000	$652,990	$574,900
Google, Inc. (a)	4,000	1,691,412	2,320,280
		$2,344,402	$2,895,180
Petroleum and Coal Products Manufacturing – 3.06%
Chevron Corp.	23,000	$1,061,445	$2,426,500

Professional, Scientific, and Technical Services – 13.41%
Accenture PLC	18,000	$985,930	$1,081,620
Celgene Corp. (a)	12,000	890,590	769,920
Cognizant Technology Solutions Corp. (a)	15,000	1,009,689	900,000
Mastercard, Inc.	10,700	1,866,465	4,602,177
Priceline.com, Inc. (a)	2,500	1,226,773	1,661,300
Visa, Inc.	13,000	939,190	1,607,190
		$6,918,637	$10,622,207
Publishing Industries (except Internet) – 1.16%
Microsoft Corp.	30,000	$921,971	$917,700

Rail Transportation – 3.76%
Union Pacific Corp.	25,000	$1,460,063	$2,982,750

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
ADRAmerican Depository Receipt
(a)Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2012
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 1.73%
Blackrock, Inc.	2,500	$447,102	$424,550
T. Rowe Price Group, Inc.	15,000	725,747	944,400
		$1,172,849	$1,368,950
Support Activities for Mining – 1.64%
Schlumberger Ltd.	20,000	$1,613,272	$1,298,200

Telecommunications – 1.85%
DIRECTV (a)	30,000	$1,126,172	$1,464,600

Transportation Equipment Manufacturing – 2.53%
Eaton Corp.	40,000	$1,806,537	$1,585,200
Johnson Controls, Inc.	15,000	472,950	415,650
		$2,279,487	$2,000,850

TOTAL COMMON STOCKS (Cost $47,809,189)		$47,809,189	$70,455,552

EXCHANGE TRADED FUNDS – 7.33%

Funds, Trusts, and Other Financial Vehicles – 7.33%
iShares MSCI Emerging Markets Index Fund	$20,000	$827,798	$783,800
iShares S&P MidCap 400 Index Fund	$30,000	2,641,547	2,823,900
iShares S&P SmallCap 600 Index Fund	$30,000	2,002,666	2,198,100

TOTAL EXCHANGE TRADED FUNDS (Cost $5,472,011)		$5,472,011	$5,805,800

	Principal
	Amount
CORPORATE BONDS – 2.16%
Broadcasting (except Internet) – 0.30%
Comcast Corp.
6.500%, 01/15/2017	$200,000	$199,592	$238,094

Building Material and Garden Equipment and Supplies Dealers – 0.29%
Home Depot, Inc.
5.400%, 03/01/2016	$200,000	$188,563	$230,565

Funds, Trusts, and Other Financial Vehicles – 0.40%
Spectra Energy Capital, LLC
8.000%, 10/01/2019	$250,000	$265,931	$320,264

General Merchandise Stores – 0.43%
JC Penney Corp., Inc.
7.400%, 04/01/2037	$400,000	$400,898	$335,001

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Concluded)

JUNE 30, 2012
(Unaudited)

	Principal
Title of Security	Amount	Cost	Value

CORPORATE BONDS (Continued)

Machinery Manufacturing – 0.39%
Applied Materials, Inc.
7.125%, 10/15/2017	$250,000	$253,019	$311,716

Oil and Gas Extraction – 0.35%
Anadarko Petroleum Corp.
7.625%, 03/15/2014	$250,000	$245,249	$274,336

TOTAL CORPORATE BONDS (Cost $1,553,252)		$1,553,252	$1,709,976

	Shares	Cost	Value
SHORT-TERM INVESTMENTS – 1.67%

Mtual Fund – 1.67%
SEI Daily Income Trust Treasury Fund, 0.010%	1,321,071	$1,321,071	$1,321,071

TOTAL SHORT-TERM INVESTMENTS (Cost $1,321,071)		$1,321,071	$1,321,071

TOTAL INVESTMENTS – 100.08%		$56,155,523	$79,292,399
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.08)%			(67,494)
TOTAL NET ASSETS – 100.00%			$79,224,905

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012
(Unaudited)

ASSETS:
Investments in securities, at fair value (cost: $56,155,523)	$79,292,399
Receivables
Dividends and interest	98,970
Fund shares issued	20
Prepaid Expenses	10,782

TOTAL ASSETS	$79,402,171

LIABILITIES:
Payables
Advisory fees	$95,219
Distribution to shareholders	10,608
Payable to directors	13,743
Withholding tax payable	225
Accrued expenses	57,471

TOTAL LIABILITIES:	$177,266

TOTAL NET ASSETS	$79,224,905

NET ASSETS CONSIST OF:
Capital stock	$55,271,498
Accumulated undistributed net investment income	10,595
Accumulated undistributed net realized gain on investments	805,936
Unrealized appreciation on investments	23,136,876

TOTAL NET ASSETS	$79,224,905

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,242,474

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$35.33

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012
(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax withheld of $450)	$467,028
Interest income	66,962

Total investment income	$533,990

EXPENSES:
Advisory fees	$201,280
Administration fees	46,752
Dividend disbursing and transfer agent fees	22,302
Fund accounting fees	21,364
Independent director’s expenses and fees	13,738
Professional Services	13,002
Other	10,026
Printing and supplies	6,834
Custody fees	6,175
Taxes and licenses	728

Total expenses	$342,201
NET INVESTMENT INCOME	$191,789

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,021,368

Net change in unrealized appreciation on investments	4,302,883

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,324,251

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,516,040

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011
(Unaudited)

	2012	2011
OPERATIONS:
Net investment income	$191,789	$156,468
Net realized gain on investments	2,021,368	1,480,555
Net increase in unrealized appreciation on investments	4,302,883	1,234,301

Net increase in net assets resulting from operations	$6,516,040	$2,871,324

Net equalization of debits/credits	(2,069)	250

Distributions to shareholders:
From net investment income	(179,125)	(138,565)

Total distributions	$(179,125)	$(138,565)

Capital share transactions:
Net increase/ (decrease) in net assets from capital share transactions	(888,969)	105,901

Total increase in net assets	$5,445,877	$2,838,910

NET ASSETS:
Beginning of the period	$73,779,028	$75,014,486

End of the period (including undistributed net investment
income of $10,595 and $19,103, respectively)	$79,224,905	$77,853,396

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

	For the Six
	Months Ended
	June 30, 2012		Years Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$32.55		$32.51	$29.28	$21.91	$34.28	$35.42

Income (loss) from investment operations:
Net investment income1	0.10		0.16	0.14	0.17	0.25	0.23
Net realized and unrealized gain/(loss) on investments	2.76		0.04	3.22	7.37	(12.36)	1.44
Total from investment operations	2.86		0.20	3.36	7.54	(12.11)	1.67

Less dividends and distributions:
Dividends from net investment income	(0.08)		(0.16)	(0.13)	(0.17)	(0.25)	(0.24)
Distributions from net realized gains	—		—	—	—	—	(2.57)
Distributions from tax return of capital	—		—	—	—	(0.01)	—
Total dividends and distributions	(0.08)		(0.16)	(0.13)	(0.17)	(0.26)	(2.81)

Net asset value, end of period	$35.33		$32.55	$32.51	$29.28	$21.91	$34.28

Total return	8.78	%2	0.62%	11.50%	34.61%	(35.47%)	4.72%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$79,225		$73,779	$75,014	$67,435	$49,448	$77,417
Ratio of net expenses to average net assets:	0.86	%3	0.88%	0.90%	1.02%	0.77%	0.80%
Ratio of net investment income to average net assets:	0.48	%3	0.47%	0.42%	0.63%	0.86%	0.64%
Portfolio turnover rate	10.7%		26.6%	26.3%	18.2%	23.4%	39.0%

See accompanying Notes to the Financial Statements.

1	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
2	Not Annualized.
3	Annualized.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012
(Unaudited)
(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Investments –

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service. Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). If no sales were reported on that day, quoted market price represents the closing bid price.

Securities for which prices are not readily available were valued by the Fund’s valuation committee (the “Valuation Committee”) at a fair value determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

The Valuation Committee concluded that a price determined under the Fund’s valuation procedures was not readily available if, among other things, the Valuation Committee believed that the value of the security might have been materially affected by an intervening significant event.  A significant event may be related to a single issuer, to an entire market sector, or to the entire market.  These events may include, among other things: issuer–specific events including rating agency action, earnings announcements and corporate actions, significant fluctuations in domestic or foreign markets, natural disasters, armed conflicts, and government actions.  In the event that the market quotations are not readily available, the fair value of such securities will be determined in good faith, taking into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The members of the Valuation Committee shall continuously monitor for significant events that might necessitate the use of fair value procedures.

B.	Federal Income Taxes –

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies (“RICs”) to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision for the Fund is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign securities.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2011.  It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income taxes as appropriate.  Tax years that remain open to examination by major jurisdiction include tax years ended December 31, 2008 through December 31, 2011.

C.	Distribution To Shareholders –

The Fund pays dividends to shareholders on a quarterly basis on the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders on the ex-dividend date.

D.	Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.	Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

F.	Fair Value Measurements –

The Fund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The FASB also issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The valuation techniques used by the Fund to measure fair value for the six months ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.  During the six months ended June 30, 2012, no securities held by the fund were deemed as Level 3.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at market value:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$26,792,610	$—	$—	$26,792,610
Finance and Insurance	10,209,390	—	—	10,209,390
Professional, Scientific
and Technical Services	8,960,327	—	—	8,960,327
Mining	5,496,000	—	—	5,496,000
Information	5,277,480	—	—	5,277,480
Transportation and Warehousing	4,686,450	—	—	4,686,450
Wholesale Trade	2,344,860	—	—	2,344,860
Accommodation and Food Services	2,304,810	—	—	2,304,810
Retail Trade	2,274,825	—	—	2,274,825
Construction	1,138,800	—	—	1,138,800
Arts and Entertainment
and Recreation	970,000	—	—	970,000
Total Equity	70,455,552	—	—	70,455,552
Exchange Traded Funds
Finance and Insurance	5,805,800	—	—	5,805,800
Fixed Income
Corporate Bonds	—	1,709,976	—	1,709,976
Total Fixed Income	—	1,709,976	—	1,709,976
Short-Term Investments	1,321,071	—	—	1,321,071
Total Investments in Securities	$77,582,423	$1,709,976	$—	$79,292,399

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2012.  Transfers between levels are recognized at the end of the reporting period.

G.	Derivative Instruments and Hedging Activities –

The Fund has adopted FASB guidance regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.  The Fund did not enter into any derivative transactions during the six months ended June 30, 2012.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month-end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser. For the six months ended June 30, 2012, the Fund incurred $201,280 in advisory fees.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the six months ended June 30, 2012.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser acts as primary administrator to the Fund at an annual rate of $42,500. U.S. Bancorp Fund Services, LLC acts as sub-administrator to the Fund, and for its services, receives an annual fee at the rate of 0.055% for the first $50 million of the Fund’s average net assets, 0.045% on the next $50 million of average net assets, and 0.04% on the balance, subject to an annual minimum of $35,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

(3)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the six months ended June 30, 2012, were:

	2012	2011
Non U.S. government securities	$8,381,282	$10,236,602

Net proceeds from sales of long-term investments during the six months ended June 30, 2012, were:

	2012	2011
Non U.S. government securities	$9,911,649	$10,833,230

There were no long-term U.S. government transactions for the six months ended June 30, 2012 and 2011.

(4)	NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(5)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the six months ended June 30, 2012, were as follows:

	2012	2011
Shares sold	36,114	41,145
Shares issued to shareholders in reinvestment of net investment income	4,337	3,584
	40,451	44,729
Shares redeemed	(64,455)	(41,457)
Net (decrease)/increase	(24,004)	3,272

Value of capital stock issued and redeemed during the six months ended June 30, 2012, were as follows:

	2012	2011
Shares sold	1,299,283	1,382,125
Shares issued to shareholders in reinvestment of net investment income	157,619	121,713
	1,456,902	1,503,838
Shares redeemed	(2,345,871)	(1,397,937)
Net (decrease)/increase	(888,969)	105,901

(6)DISTRIBUTIONS TO SHAREHOLDERS

On March 30, 2012 and June 29, 2012, cash distributions were declared from net investment income accrued through March 31, 2012 and June 30, 2012, respectively.  These distributions were calculated as $0.04 and $0.04 per share.  The dividends were paid on March 30, 2012 and June 29, 2012, to shareholders of record on March 29, 2012 and June 28, 2012.

(7)FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2011 and 2010 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
12/31/11	$363,000	$—
12/31/10	290,649	—

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2011 the undistributed net investment income increased by $8,340 and paid-in-capital decreased by $8,340.

As of December 31, 2011, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$55,012,026
Unrealized appreciation	$20,750,774
Unrealized depreciation	$(1,916,781)
Net unrealized appreciation	$18,833,993

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$18,833,993
Undistributed ordinary income	$—
Undistributed long term gains	$—
Distributable earnings	$—
Other accumulated loss	$(1,215,432)
Total accumulated capital earnings	$17,618,561

At December 31, 2011, the Fund deferred, on a tax basis, post-October losses of $380,176.

The Fund has $835,256 in capital loss carryovers which expires on December 31, 2017.

The Fund utilized $662,494 of prior capital loss carryovers during the year ended December 31, 2011.

ADDITIONAL DISCLOSURES
(Unaudited)

Notification of Change in Auditors

On February 21, 2012, with the approval of the Board of Directors and its Audit Committee, Cohen Fund Audit Services, Ltd. (“Cohen”) was engaged as the independent registered public accounting firm for the Bridges Investment Fund (the “Fund”), for the fiscal year ending December 31, 2012.  During the Fund’s two most recent fiscal years and the subsequent interim period, neither the Fund nor anyone acting on its behalf consulted with Cohen on the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement or reportable event of the kinds described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively.

Deloitte & Touche LLP (“D&T”) served as the Fund’s independent registered public accounting firm for the fiscal years ending December 31, 2002 through December 31, 2011.  On August 21, 2012, the Fund’s Board of Directors, upon recommendation by its Audit Committee, ceased D&T’s engagement with respect to any audit services provided by D&T to the Fund for the fiscal year ended December 31, 2011.

The reports of D&T on the financial statements of the Fund for the fiscal years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with its audit for the fiscal years December 31, 2011 and 2010 and for the subsequent interim period preceding D&T’s replacement, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T would have caused D&T to make reference thereto in its reports on the financial statements for such years, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Shareholder Notification of Federal Tax Status

The Bridges Investment Fund designated 100% of dividends declared during the fiscal year ended December 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designated 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2011 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and/procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2011 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Disclosure Regarding Fund Trustees and Officers

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Nathan Phillips	Mr. Dodge is the Executive Vice President of N.P. Dodge Company. He has worked at N.P. Dodge Company
Dodge III Age: 48	since October, 1993. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became
Director	a Director of Lauritzen Corp. in 2008 and of First State Bank of Loomis in 2003.
(2010 – present)

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

John J. Koraleski**	Mr. Koraleski is the acting President and CEO and a member of the Board of Directors of Union Pacific
Age: 61	Railroad Company. -Prior to the current position, Mr. Koraleski was the Executive Vice President-Marketing &
Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska from March 1999 to March
Director	2012. Mr. Koraleski has been employed by Union Pacific since in June, 1972, where he has served in various
(1995 – present)	capacities. He is a member of the Railroad’s Operating Committee. Mr. Koraleski also served as the Railroad’s
Chief Financial Officer and Controller of Union Pacific Corporation. In those positions, he was responsible for
Chairman	the Railroad’s Information Technologies and Real Estate Departments.
(2005 – 2012)

Adam M. Koslosky	Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal
Age: 55	Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal Corporation in 1978 as Controller and Treasurer. Mr. Koslosky also is a general
Director	partner of Mack Investments, Ltd., a privately held investment company located in Omaha, Nebraska. He has
(2007 – present)	been a Director of Nebraska Methodist Hospital Foundation since 1993. Mr. Koslosky has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors. Mr. Koslosky serves as the Chairman of the Fund’s
Audit Committee.

Michael C. Meyer**	Mr. Meyer was elected Chairman of the Board on April 10, 2012. Mr. Meyer is currently the Vice President of
Age: 53	Asset Management of Tenaska, Inc. Tenaska is a privately held energy company that develops, constructs, owns and operates large-scale non-utility power plants. Tenaska also markets natural gas, electricity and biofuels
Chairman	products and, provides associated energy risk management services; provides management and operation
(2012 – present)	services to private equity partnerships; and engages in natural gas exploration, production and associated transportation systems. Prior to his current position, Mr. Meyer was Vice President, International Asset
Director	Management with responsibility for managing Tenaska’s international business and has been employed at
(2008 – present)	Tenaska since 1995. In his 30-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury Department’s Office of the
Comptroller of the Currency, the Farm Credit System and the First National Bank of Omaha. Mr. Meyer has
been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of
2002 and the regulations related thereto by the Fund’s Board of Directors. Mr. Meyer has been designated as the Lead Independent Director of the Fund.

Gary L. Petersen	Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen
Age: 69	commenced employment with the company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide
Director	distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as the
(1987 – present)	Chairman of the Fund’s Administration and Nominating Committee.

Vice Chairman
(2005 – 2012)

Robert Slezak**	Mr. Slezak was elected Vice Chairman of the Board on April 10, 2012. Mr. Slezak is currently an independent
Age: 54	management consultant, and has been since November 1999. Prior to that, Mr. Slezak served as Vice President,
Chief Financial Officer and Treasurer of the Ameritrade Holding Corporation from January 1989 to November
Vice Chairman	1999 and as a director from October 1996 to September 2002. Mr. Slezak currently serves as a member of the
(2012 – present)	board of directors of United Western Bancorp, Inc. and Xanadoo Company, a provider of wireless communication services. Mr. Slezak has been determined to be an “audit committee financial expert” within the
Director	meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of
(2008 – present)	Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.
**
Mr. Koraleski requested a leave of absence from his duties as Chairman of the Fund Board of Directors and Lead Independent Director in light of his new role as acting President and CEO of Union Pacific Railroad.  On April 10, 2012, the Fund Board of Directors accepted Mr. Koraleski’s request for a leave of absence from such duties and appointed Mr. Meyer as the Chairman of the Fund Board of Directors and Mr. Slezak as the Vice Chairman of the Fund Board of Directors.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund.  The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L.	Since December 2000, Mr. Bridges has been President, Chief Executive Officer, and Director of Bridges
Bridges III, CFA	Investment Management, Inc. Since August of 1983, Mr. Bridges has been a full-time member of the
Age: 54	professional staff of Bridges Investment Counsel, Inc. where he has served as Executive Vice President since
1993. Mr. Bridges is also a Director of that firm. Mr. Bridges has been responsible for securities research and
President	the investment management for an expanding base of discretionary management accounts, including the Fund,
(1997 – present)	for more than 14 years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997,
and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became
Chief Executive	Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges is an officer and a Director of Bridges
Officer	Investor Services, Inc. and Chairman of the Board and Vice President of Provident Trust Company as well as the
(2004 – present)	Managing Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management since 2009.
Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in
Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.
Director
(1991 – present)

Robert W.	Mr. Bridges is a Director and Senior Equity Analyst at Sterling Capital Management LLC. Sterling Capital
Bridges, CFA	Management LLC, located in Charlotte, North Carolina, is an investment management company founded in
Age: 46	1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current
Director	position in 2000. Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006,
(2007 – present)	and a Director of Provident Trust Company since 2007. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr.
Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L.	Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as
Bridges II, CFA	Chairman, Vice-Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by
Age: 80	Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. Since December 2000, Mr.
Bridges has served as a director of Bridges Investment Management, Inc. In September, 1959, Mr. Bridges
Chairman Emeritus	became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President,
(2006 – present)	Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc. Mr. Bridges is also President and
Director of Bridges Investor Services, Inc., and is President and Director of Provident Trust Company, chartered
Vice-Chairman	to conduct business on March 11, 1992.
(2005 – 2006)

Chairman
(1997 – 2005)

Chief Executive Officer
(1997 – 2004)

President
(1970 – 1997)

Director
(1963 – 2007)

Nancy K. Dodge	Ms. Dodge has been an employee of Bridges Investment Management, Inc. since 1994, where she serves as a
Age: 51	Senior Vice President. After joining Bridges Investment Counsel, Inc. in January of 1980, her career progressed through the accounting department of that Firm, to her present position as Senior Vice President of Investor
Treasurer	Support and Fund Services. Ms. Dodge is the person primarily responsible for overseeing day to day operations
(1986 – present)	for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. She was appointed Chief Compliance Officer of the Fund, as of November 21,
Chief Compliance	2006. Ms. Dodge is a Senior Vice President and Director of Bridges Investor Services, Inc., and a Vice
Officer	President and Trust Officer for Provident Trust Company.
(2006 – present)

Brian	Mr. Kirkpatrick has been an employee of Bridges Investment Management since 1994. Mr. Kirkpatrick serves
Kirkpatrick, CFA	as a Senior Vice President, Director of Research, Chief Compliance Officer, and Director of Bridges Investment
Age: 40	Management. Having joined Bridges Investment Counsel, Inc. on August 24, 1992, He is a Senior Vice
President of Bridges Investment Counsel, and has been a full-time member of the professional staff of Bridges
Executive Vice	Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding
President	base of discretionary management accounts, including the Fund, for more than 14 years. Mr. Kirkpatrick was
(2006 – present)	appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick also serves as a Vice President for Provident Trust Company.
Vice President
(2000 – 2006)

Mary Ann Mason	Ms. Mason has been an employee of Bridges Investment Management since 1994, where she currently serves as
Age: 60	Senior Vice President, Corporate Secretary, and Treasurer. She joined Bridges Investment Counsel, Inc. in June
1981, and currently is Senior Vice President, Corporate Secretary and Treasurer of such entity, and the
Secretary	Secretary, Treasurer and Director of Bridges Investor Services, Inc. Ms. Mason also acts as Vice President,
(1987 – present)	Secretary and Treasurer for Provident Trust Company.

Linda Morris	Ms. Morris has been an employee of Bridges Investment Management, Inc. since 1994. Having joined Bridges
Age: 45	Investment Counsel, Inc. in August of 1992, her career has been largely in the client accounting area where she currently serves as Associate Director of Accounting. Ms. Morris was elected Assistant Treasurer of the Fund in
Assistant Treasurer	April, 1999. Ms. Morris is also a Trust Assistant for Provident Trust Company.
(1999 – present)

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Trinh Wu	Ms. Wu has been an employee of Bridges Investment Management and has served Bridges Investment Counsel,
Age: 55	Inc. since February 1, 1997. Ms. Wu has functioned as the lead accountant for the day to day operation of the
Fund. Ms. Wu currently is the Senior Accountant of Bridges Investment Counsel, Inc. Prior to her employment
Controller	at Bridges Investment Management, Inc., Ms. Wu performed operating and accounting activities for 17 years in
(2001 – present)	the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Ms. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available at the Fund’s website, www.bridgesfund.com, or by calling 1-800-939-8401.

(This Page Intentionally Left Blank.)

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone  402-397-4700
Facsimile  402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
Nathan Phillips Dodge III
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers

Michael C. Meyer	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1      of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*/s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date   8/23/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date   8/23/2012

By (Signature and Title)* /s/ Brian M. Kirkpatrick
 Brian M. Kirkpatrick, Executive Vice President

Date   8/23/2012

By (Signature and Title)* /s/ Nancy K. Dodge
 Nancy K. Dodge, Treasurer, CCO

Date   8/23/2012

* Print the name and title of each signing officer under his or her signature.